                                                                   EXHIBIT 10.11


                           PHOTOELECTRON CORPORATION

                             SUBSCRIPTION AGREEMENT
                             ----------------------



TO:  Photoelectron Corporation
     400-1 Totten Pond Road
     Waltham, Massachusetts 02154


Ladies and Gentlemen:

     You have advised the undersigned, Toshiba Medical Systems Co., Ltd. ("the Investor") that Photoelectron Corporation, a Massachusetts corporation (the "Company"), is offering for sale up to 1,777,778 shares (subject to the Overallotment Right) of its Series C Convertible Preferred Stock, $.0l par value (the "Series C Preferred Stock"), at a price of $4.50 per share, which offering is more fully set forth and described in the Confidential Private Placement Memorandum dated as of July 1, 1995 (the "Memorandum"), which has been furnished to the Investor.

     1.   Subscription
          ------------

     a. Subject to the terms and conditions of this Agreement, the Investor hereby agrees to subscribe for and purchase from the Company and hereby tenders this Subscription for that number of shares of Series C Preferred Stock as is set forth beneath its name and address on the signature page of this Subscription Agreement (the "Shares") together with payment of the subscription price therefor. The subscription price is hereinafter referred to as the "Funds."

     b. Tender of the Funds shall be made by wire transfer to the following account, together with executed copies of this Subscription Agreement and the Investor Questionnaire:

                BayBank Boston (011001742)
                BayFunds Portfolio Account
                Swift Code (BayBus 33)
                Money Market Account No.371-53931
                For further credit to Photoelectron Corporation
                Account No.386-21955


     c. The Company may accept subscriptions for less than all of the Series C Preferred Stock offered pursuant to the Memorandum.

     2.   Acceptance of Agreement
          -----------------------

     Subject to the terms and conditions of this Agreement, the Company hereby accepts this Subscription for the Shares together with payment of the Funds. The Investor and the Company will execute two complete copies of this Agreement.

     3.   Representations and Warranties
          ------------------------------

     a.   The Investor hereby represents and warrants to the Company as follows:

     (1) The Investor is not a U.S. Person (as defined in Rule 230.903 of Regulation S ("Regulation S") of the Securities Act of 1933, as amended (the "Securities Act")), and is not acquiring the Shares for the account or benefit of any U.S. person and that it will resell such Shares only in accordance with the provisions of Regulation S pursuant to registration under the Securities Act or pursuant to an available exemption from registration.

     (2) THE INVESTOR HAS READ CAREFULLY AND UNDERSTANDS THE MEMORANDUM AND THIS AGREEMENT AND HAS CONSULTED THE INVESTOR'S OWN ATTORNEY, ACCOUNTANT OR INVESTMENT ADVISER WITH RESPECT TO THE INVESTMENT CONTEMPLATED HEREBY AND ITS SUITABILITY FOR THE INVESTOR. THE INVESTOR HAS HAD AN OPPORTUNITY TO ASK QUESTIONS OF AND RECEIVED ANSWERS FROM THE COMPANY, OR A PERSON OR PERSONS ACTING ON THE COMPANY'S BEHALF, CONCERNING THE TERMS AND CONDITIONS OF THIS INVESTMENT AND THE BUSINESS OF THE COMPANY, AND HAS RECEIVED AND REVIEWED ALL ADDITIONAL DOCUMENTATION REGARDING THE BUSINESS AND OPERATIONS OF THE COMPANY THAT IT HAS REASONABLY REQUESTED. THE INVESTOR HAS READ CAREFULLY AND UNDERSTANDS THE SECTION OF THE MEMORANDUM ENTITLED "RISK FACTORS."

     (3) The Investor (i) has no need for liquidity in the investment in the Shares, (ii) is able to bear the substantial economic risks of an investment in the Shares for an indefinite period, and (iii) at the present time, could afford the complete loss of such investment in the Shares.

     (4) The Investor has received and read and is familiar with the Memorandum and this Agreement and confirms that all documents, records and books pertaining to the investment in the Company and requested by the Investor have been made available to the Investor.

     (5) The Investor understands that the Shares have not been registered under the Securities Act, nor pursuant to the provisions of the securities laws or other laws of any other applicable jurisdictions, in reliance on exemptions for private offerings or off-shore offerings contained in the Securities Act and in the laws of such jurisdictions. The Investor is fully aware that the Shares subscribed to by it are to be sold in reliance upon such exemptions based upon its representations, warranties and agreements set forth herein. The Investor is fully aware that it must bear the economic risk of its investment in the Company for an indefinite period of time because the Shares have not been registered under the Securities Act, and therefore, cannot be offered or sold unless they are subsequently registered under the Securities Act or an exemption from such registration is available. The Investor further understands that the Company has no intention and is under no obligation to register its Shares under the Securities Act (except to the extent set forth in the Registration Rights Agreement to be executed at the closing) or to comply with the requirements for any exemption that might otherwise be available, or to supply it with any information necessary to enable it to make routine sales of the Shares under Rule l44 under the Securities Act (which it understands is not now, and will not likely be, available) or any rule of the Securities and Exchange Commission or any successor thereto.

     (6) The Investor understands that the certificate(s) representing the Shares will bear the following legends restricting their transfer and that a notation restricting such transfer will be made on the stock transfer books of the Company:

          "The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended. These shares have been acquired for investment and not with a view to distribution or resale and may not be sold, mortgaged, pledged, hypothecated or otherwise transferred without an effective registration statement for such sales under the Securities Act of 1933, or an opinion of counsel for the corporation that registration is not required under such Act.

          "The shares represented by this certificate may not be transferred except in accordance with Regulation S of the Securities Act of 1933, as amended."

As required by Regulation S, the Company hereby agrees that it will not and the Investor acknowledges that the Company can not register any transfer of the Shares not in compliance with Regulation S.

     (7) The Shares for which the Investor hereby subscribes are being acquired solely for the Investor's own account, for investment and are not being purchased with a view to or for the resale, distribution, subdivision or fractionalization thereof; and the Investor has no present plans to enter into any contract, undertaking, agreement or arrangement relating thereto.

     (8)  The Investor acknowledges and is aware of the following:

          (i) that the Series C Preferred Stock is a speculative investment and involves a high degree of risk of loss by the Investor of the Investor's entire investment in the Company;

          (ii) that there is no guarantee that the Investor will realize any gain from its investment in the Company and that it may lose its entire investment;

          (iii) that the Company has no current plan or intention to issue dividends;

          (iv) that there has never been any representation, guarantee or warranty made to the Investor by any broker, the Company, its agents or employees or any other person, expressly or by implication, as to:

                (A) the approximate or exact length of time that the Investor will be required to remain as owner of the Shares; or

                (B) the past performance or experience on the part of the officers or directors of the Company, or of any other person, that will in any way indicate the predictable results of the ownership of the Shares or any such other securities, or of the overall business of the Company;

          (v) that the Company may in the future issue additional shares of capital stock in the Company, and that the Investor's interest in the Company may thereby become diluted.

     b.   The Company hereby represents and warrants to the Investor as follows:

     (1) The Company is a corporation duly organized and existing under the laws of The Commonwealth of Massachusetts and has the corporate power to own its property and to carry out its business as now being conducted by it.

     (2) The Company has obtained all consents, approvals and authorizations under the Articles of Organization of the Company, the laws and regulations of The Commonwealth of Massachusetts and of the United States of America that are necessary for the Company to issue the Shares and perform its obligations under this Agreement.

     (3) Assuming that the Funds are duly tendered by the Investor in accordance with Section I hereof, the Shares will be issued to the Investor which entitles the Investor to all the rights and privileges that are described in Exhibit B of the Memorandum.

     (4) Arthur Andersen LLP, an independent public accounting firm authorized to do business in The Commonwealth of Massachusetts, submitted to the Company as of January 20, 1995 its report contained on Page F-1 of the Memorandum.

     (5) The information contained in the Memorandum was true and correct in all material respects as of the date thereof.

     (6) To the best information and belief of the Company, there have been no material changes in the financial conditions of the Company since the date of the Memorandum.

     c. The foregoing representations and warranties are true and accurate as of the date hereof and shall be true and accurate as of the date of delivery of the Funds to the Company and shall survive such delivery. If in any respect the representations and warranties of either party hereto shall not be true and accurate prior to acceptance of this Agreement pursuant to Section 2 hereof, such party shall give written notice of such fact to the other party, specifying which representations and warranties are not true and accurate and the reasons therefor.

     4.   Right of First Refusal   The Company hereby grants to the Investor the
right of first refusal to purchase a pro rata share of New Securities (as defined in this Section 4) which the Company may, from time to time, propose to sell and issue. The Investor's pro rata share, for purposes of this right of first refusal, is the ratio of the number of shares of Common Stock of the Company into which the Investor's Series C Preferred Stock is convertible immediately prior to the issuance of New Securities, to the total number of shares of Common Stock outstanding immediately prior to the issuance of New Securities (assuming for purposes of this calculation that all of the Company's outstanding convertible preferred stock, currently exercisable warrants and options and convertible debentures were converted into shares of Common Stock of the Company immediately prior to the issuance of New Securities). This right of first refusal shall be subject to the following provisions:

     a. "New Securities" shall mean any capital stock (including common stock and/or preferred stock) of the Company whether now authorized or not, and rights, options or warrants to purchase such capital stock, provided that the term "New Securities" does not include (i) securities purchased in the current offering of Series C Preferred Stock described in the Memorandum;
(ii) securities issued upon conversion of any Series C Preferred Stock purchased in the current offering described in the Memorandum; (iii) securities issued in connection with the acquisition by the Company of all or part of another business entity; (iv) securities issued to directors, officers, employees or consultants of the Company pursuant to any stock option, stock purchase or stock bonus plan, agreement or arrangement approved by the Board of Directors of the Company; (v) securities issued in a public offering pursuant to a registration under the Securities Act with an aggregate offering price to the public of at least $5,000,000; (vi) securities issued in connection with any stock split, stock dividend or other recapitalization of the Company; and (vii) any right, option or warrant to acquire any security convertible into the securities excluded from the definition of New Securities pursuant to subsections (i) through (vii) above.

     b. In the event the Company proposes to undertake an issuance of New Securities, it shall give the Investor written notice of its intention, describing the type of New Securities, their price and the general terms upon which the Company proposes to issue the same. The Investor shall have thirty
(30) days after any such notice is received to agree to purchase the Investor's pro rata share of such New Securities for the price and upon the terms specified in the notice by giving written notice to the Company of the quantity of New Securities the Investor intends to purchase.

     c. In the event the Investor fails to exercise fully the right of first refusal within said thirty (30) day period, the Company shall have one hundred twenty (120) days thereafter to sell or enter into an agreement (pursuant to which the sale of New Securities covered thereby shall be closed, if at all, within one hundred twenty (120) days from the date of said agreement) to sell the New Securities respecting which the Investor's right of first refusal option set forth in this

Section 4 was not exercised, at a price and upon terms no more favorable to the purchasers thereof than specified in the Company's notice to the Investor pursuant to Section 4b. In the event the Company has not sold within said 120-day period or entered into an agreement to sell the New Securities in accordance with the foregoing within one hundred twenty (120) days from the date of said agreement, the Company shall not thereafter issue or sell any New Securities, without first again offering such securities to the Investor in the manner provided in Section 4b above.

     d. The right of first refusal granted under this Section 4 shall expire upon, and shall not be applicable to, the first sale of Common Stock of the Company to the public effected pursuant to a registration statement filed with, and declared effective by, the U.S. Securities and Exchange Commission (the "Commission") under the Securities Act, with proceeds of more than $5,000,000.

     e. The right of first refusal set forth in this Section 4 may not be assigned or transferred, except that such right is assignable by the Investor to any wholly owned subsidiary or parent of; or to any corporation or entity that is controlling, controlled by or under common control with, the Investor.

     5.   Indemnification The Investor acknowledges that it understands the
          ---------------
meaning and legal consequences of the representations and warranties contained in Section 3 hereof, and hereby agrees to indemnify and hold harmless the Company and each officer, director, promoter and agent thereof and any person or entity controlling the Company from and against any and all loss, cost, damage or liability (including reasonable attorneys' fees) due to or arising out of a breach of any representation or warranty of the Investor contained in this Agreement.

     6.   Restrictions on Transfer
          ------------------------

     a. The Investor covenants and agrees that the Investor shall not transfer any of the Shares except as expressly permitted by this Agreement. For purposes of this Agreement, "transfer" shall be construed as broadly as the law shall allow, and shall include any change of legal or beneficial ownership with respect to the Shares or the creation of a security interest by any means. Any transfer made in connection with the foreclosure of a security interest shall constitute a separate transfer.

     b. In the event the Investor desires to transfer any Shares, the Shares shall first be offered to the Company in accordance with the following terms and conditions:

          (i) The Investor shall deliver a written notice ("Notice") to the Company stating (A) that the Investor has received a bona fide offer from a third party to purchase all or part of the Shares and that the Investor intends to accept such offer, (B) the number of Shares to be sold or transferred, (C) the price for which the Investor intends to sell or transfer the Shares, and (D) the name of the intended purchaser or transferee.

          (ii) Within thirty (30) days after receipt of the Notice, the Company or its assignee may elect to purchase any or all of the Shares to which the Notice refers, at the price per share specified in the Notice.

          (iii) If all of the Shares to which the Notice refers are not elected to be purchased as provided in subsection 6(b)(ii) hereof; and if the Board of Directors of the Company approves of the proposed purchaser (which approval shall not be unreasonably withheld), the Investor may sell the remaining Shares as provided in the Notice, within thirty (30) days of the Board's decision, and only upon the terms set forth in the Notice. If such sale is not consummated within said thirty (30) days, the Investor shall again comply with this
Section 6. Any such purchaser shall receive and hold such Shares subject to the provisions of this Agreement and there shall be no further transfer of such shares except in accordance herewith. No such purchaser shall receive the Shares and no such Shares will be transferred of record to any such purchaser until such purchaser becomes a party to this Agreement and such purchaser shall be bound by this Agreement to the same extent that the original Investor is so bound.

     c. The Company shall not be required (i) to transfer on its books any Shares which shall have been sold or transferred in violation of any of the provisions set forth in this Agreement, or (ii) to treat as owner of Shares or to accord the right to vote as such owner or to pay dividends to any purchaser or transferee to whom such Shares shall have been so transferred or sold.

     d. The provisions of this Section 6 shall terminate upon the effective date of an initial public offering of shares of the Common Stock, $.01 par value, of the Company at a price of at least $5.00 per share of Common Stock with gross proceeds to the Company of at least $5,000,000. The Board of Directors of the Company shall also have the power to terminate or waive the provisions of this Section 6.

     7.   No Waiver  Notwithstanding any of the representations, warranties,
          ---------
acknowledgments or agreements made herein by the Investor, the Investor does not thereby or in any other manner waive any rights granted to it under federal and state securities law.

     8.   Transferability  The Investor agrees not to transfer or assign this
          ---------------
Agreement, or any of the Investor's interest herein, and further agrees that any assignment or transfer of the Shares shall be made only in accordance with applicable securities laws and that an appropriate legend(s) with respect thereto may be placed by the Company on any certificate evidencing such Shares.

     9.   Revocation  The Investor agrees that it shall not cancel, terminate or
          ----------
revoke this Agreement or any agreement of the Investor made hereunder.

     10.  Termination of Agreement. If any representation or warranty of the
          ------------------------
Investor or the Company contained in Section 3 hereof shall not be true prior to acceptance of this Agreement pursuant to Section 2 hereof, and written notice of such fact has been given by the party whose representation or warranty is untrue to the other party, then and in any such event this Agreement shall be null and void and of no further force and effect, and neither party shall have any rights against any other party hereunder, and the Company shall promptly return to the Investor the Funds, together with interest thereon, and all agreements executed by the Investor.

     11.  Miscellaneous
          -------------

     a. All notices or other communications given or made hereunder shall be in writing and shall be delivered or mailed by registered or certified mail, return receipt requested, postage prepaid, to the Investor at its address set forth below and to the Company at its address set forth at the outset of this Agreement.

     b. Failure of the Company to exercise any right or remedy under this Subscription Agreement or any other agreement between the Company and the Investor, or otherwise, or delay by the Company in exercising the same, will not operate as a waiver thereof. No waiver by the Company will be effective unless and until it is in writing and signed on behalf of the Company.

     c. This Agreement shall be construed in accordance with and governed by the laws of the Commonwealth of Massachusetts (without giving effect to provisions regarding the conflict of laws).

     d. This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and may be amended only by a writing executed by all parties.

     IN WITNESS WHEREOF, the Investor has executed this Agreement as an instrument under seal as of the date set forth below.

[INITIALS APPEAR HERE]
                                TOSHIBA MEDICAL SYSTEMS CO., LTD.


                                  By:/s/ [SIGNATURE APPEARS HERE]
                                     ------------------------------

                                  Title: President
                                        ---------------------------
                                  Date: Dec. 22, 1995
                                        ---------------------------

                                  Address:  26-5,3 Chome, Hongo
                                            Bunkyo-ku Tokyo, 1 1 3 Japan

                                  Aggregate Number of Shares: 444,000
                                                              -------

                                  Total Amount Enclosed: $l,998,000
                                                         ----------

Accepted and Agreed to:

PHOTOELECTRON CORPORATION


By:  /s/ Peter M. Nomikos
   ------------------------------

Title: President & CEO
      ---------------------------

Date: Dec. 26, 1995
     ----------------------------